Exhibit 99.1

For Immediate Release:	Contact:	Kieran Caterina or Diane M. LaPointe
SVPs and Co-Chief Accounting Officers
(914) 921-5149 or 7763

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Record Full Year Earnings

-	Fourth quarter net income was $23.3 million vs. $13.5 million a year ago
-	Fully diluted earnings were $0.81 per share versus $0.46 per share
-	Average AUM for quarter was $37.4 billion vs. $43.0 billion in 2017 quarter

Rye, New York, February 5, 2019 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) today reported fourth quarter 2018 revenues of $81.0 million, net income of $23.3 million, and earnings of $0.81 per diluted share.  This compares to fourth quarter 2017 revenues of $98.7 million, net income of $13.5 million, and earnings of $0.46 per diluted share.

Average AUM was $37.4 billion for the fourth quarter of 2018 versus $43.0 billion for the fourth quarter of 2017 and $41.0 billion for the third quarter of 2018.

On December 26, 2018, we announced that our Chairman and CEO, Mr. Mario J. Gabelli, elected to waive all of his compensation that he would otherwise be entitled to for the period from January 1, 2019 to March 31, 2019.  This additional waiver both provides the Company with incremental financial flexibility and enhances our ability to execute lift-outs, make acquisitions, and seed new products as well as underscores the intrinsic value of (y)our Company.

Revenues

-	Total revenues for the fourth quarter of 2018 were $81.0 million compared with $98.7 million in the prior year.

-
Investment advisory fees, excluding incentive fees, were $70.7 million in the fourth quarter versus $78.7 million in the fourth quarter of 2017.  Open-end and closed-end fund revenues declined to $45.6 million from $51.1 million in the fourth quarter of 2017.  Institutional and Private Wealth Management revenues were $23.7 million compared to $26.2 million in 2017.  SICAV revenues were $1.4 million in each period.

-	Incentive fees earned were $1.3 million in the fourth quarter of 2018 as compared with $9.1 million in the prior year quarter.

-	Distribution fees from our open-end equity funds and other income were $8.9 million for the fourth quarter of 2018 versus $10.9 million in the prior-year quarter.

Financial Highlights
	Fourth Quarter				YTD
($'s in 000's except AUM and per share data)	2018		2017		2018		2017

AUM - average (in millions)	$37,405		$42,965		$40,349		$42,016
AUM - end of period (in millions)	34,354		43,063		34,354		43,063

Revenues	$79,689		$89,613		$338,310		$351,382
Incentive fees	1,288		9,053		3,145		9,142
Total revenues	$80,977		$98,666		$341,455		$360,524

Operating income	52,458		39,524		186,787		145,020

Income before income taxes	30,636		34,886		154,659		132,888
Effective tax rate		23.8%		61.3%		24.2%		41.4%

Net income	23,337		13,495		117,196		77,809

Net income per fully diluted share	$0.81		$0.46		$4.07		$2.60

Weighted average diluted shares outstanding	28,636		30,336		28,777		30,947

Shares outstanding at December 31,	28,982		28,974		28,982		28,974

(a) CEO waiver of compensation bolstered EPS by $0.40 for the quarter and $1.63 for the year.

Operating Income

Operating income was $52.5 million in the fourth quarter of 2018 versus $39.5 million in the prior-year period.  The previously announced waiver of CEO compensation beginning March 1, 2018 boosted fourth quarter operating income by $15.0 million.  Lower amortization of deferred compensation related primarily to the change in GBL share price, a non-cash charge, impacted operating costs by $7.0 million.  Excluding GAAP treatment of the deferral, but reflecting the lower compensation expense due to the waiver, adjusted operating income was $43.7 million in the fourth quarter of 2018 versus $37.7 million in the year-ago quarter.  See pages 10 and 11 for a reconciliation of GAAP operating income to this adjusted operating income.

Other income/(expense), net

Mark to market investment losses were $21.8 million in the fourth quarter of 2018 versus $4.6 million loss in the prior year quarter.  Interest expense for the three months was $0.6 million versus $1.9 million in the year ago quarter.  The fourth quarter of 2018 was reduced by $4.8 million for the most recent Shareholder Designated Charitable Contribution program announced in November for registered shareholders of record on December 31, 2018.  The full year 2018 was reduced by $5.7 million reflecting the $4.8 million from the November Shareholder Designated Charitable Contribution program as well as $0.9 million relating to the prior program announced earlier this year.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended December 31, 2018 was 23.8% versus 61.3% for the quarter ended December 31, 2017.  The prior year quarter’s ETR reflects an $8.2 million, or $0.27 per fully diluted share, write down of net deferred tax assets. Absent this write down the effective rate for the 2017 fourth quarter would have been 37.8%.

Commitment to Community - Over $50 million given back

Our firm has long held the belief that generating returns for our stakeholders, while important, is not the only factor in measuring our corporate success.  To underscore our principle, we have been involved in the field of responsible investing since 1987.  In our program of corporate giving, GAMCO shareholders select which organizations will be recipients of charitable grants.  This year, for the program announced in May for shareholders of record on June 30th, the majority of our shareholders registered their shares and were eligible to designate a 501(c)(3) organization.  With that $4.9 million distribution in the third quarter 2018 and an estimated first quarter 2019 distribution of $4.8 million, we have donated approximately $27 million to over 150 charities across the United States since the inception of this program in 2013 which brings the total charitable contributions since our IPO to $52 million.

Business Highlights

-      Ian Lapey joined in October 2018 as the Portfolio Manager for the October launch of the Gabelli Global Financial Services Fund.  Prior to joining Moerus, Ian was a Partner, Research Analyst, and Portfolio Manager at Third Avenue Management.  In 2009 he was appointed Co-Manager of the firm’s flagship Third Avenue Value Fund, and was subsequently named sole Portfolio Manager of that fund in 2012.

-       On October 30, 2018, we announced that Theresa Pope joined GAMCO’s institutional team as Vice President, Consultant Relations.  This role underscores GAMCO’s commitment to serving this important distribution channel and delivering superior risk adjusted returns and best in class service to our institutional clients.

-         In October, the Gabelli Convertible and Income Securities Fund completed a common share rights offering raising $23 million.

-       On November 19, 2018, we announced that Peter Tcherepnine, CEO of Loeb Partners Corporation, joined GAMCO as a Senior Vice President along with the private wealth clients that are assigning their assets to GAMCO subject to completion of documentation.

-       In November, the Company announced that both the Gabelli Media Mogul NextSharesTM and the Gabelli Pet Parents’TM NextSharesTM would be starting as no-load open-end mutual funds registered under the Investment Company Act of 1940 with timing subject to the Federal government shutdown.

-         In December, the Gabelli Global Utility & Income Trust completed a common share rights offering raising $85 million.

Balance Sheet

We ended the quarter with cash and investments of $75.0 million and debt of $24.2 million.  In addition, there is $36.0 million, net of tax, still payable in deferred compensation.

Returns to Shareholder

We paid $0.6 million in dividends during the quarter ended December 31, 2018 and purchased 77,139 shares at an average price of $19.60 per share.  Since our IPO in February 1999, we have returned $2.0 billion to shareholders consisting of $1.0 billion of spin-offs, $493.3 million in the form of dividends, and $463.7 million through stock buybacks of approximately 10.8 million shares.

On February 5, 2019, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on April 30, 2019 to its Class A and Class B shareholders of record on April 16, 2019.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages open-end funds and closed-end funds (Gabelli Funds, LLC) and private advisory accounts (GAMCO Asset Management Inc.).

The Company reported Assets Under Management as follows (in millions):

	December 31,	December 31,
	2018	2017
Equities:
Open-end Funds	$10,589	$13,747
Closed-end Funds	6,959	8,053
Institutional & PWM (a)	14,078	18,852
SICAV	507	510
Total Equities	32,133	41,162
Fixed Income:
100% U.S. Treasury Fund	2,195	1,870
Institutional & PWM	26	31
Total Fixed Income	2,221	1,901
Total Assets Under Management	$34,354	$43,063
(a) Includes $247 million and $261 million of 100% U.S. Treasury Fund AUM at
December 31, 2018 and December 31, 2017, respectively.

Table I: Fund Flows - 4th Quarter 2018
				Fund
		Market		distributions,
	September 30,	appreciation/	Net cash	net of	December 31,
	2018	(depreciation)	flows	reinvestments	2018
Equities:
Open-end Funds	$12,799	$(1,502)	$(674)	$(34)	$10,589
Closed-end Funds	7,895	(862)	68	(142)	6,959
Institutional & PWM	17,374	(2,659)	(637)	-	14,078
SICAV	548	(17)	(24)	-	507
Total Equities	38,616	(5,040)	(1,267)	(176)	32,133
Fixed Income:
100% U.S. Treasury Fund	2,004	11	180	-	2,195
Institutional & PWM	26	-	-	-	26
Total Fixed Income	2,030	11	180	-	2,221
Total Assets Under Management	$40,646	$(5,029)	$(1,087)	$(176)	$34,354

Table II: Fund Flows - Full Year 2018
				Fund
		Market		distributions,
	December 31,	appreciation/	Net cash	net of	December 31,
	2017	(depreciation)	flows	reinvestments	2018
Equities:
Open-end Funds	$13,747	$(998)	$(2,088)	$(72)	$10,589
Closed-end Funds	8,053	(593)	21	(522)	6,959
Institutional & PWM	18,852	(2,310)	(2,464)	-	14,078
SICAV	510	(31)	28	-	507
Total Equities	41,162	(3,932)	(4,503)	(594)	32,133
Fixed Income:
100% U.S. Treasury Fund	1,870	35	290	-	2,195
Institutional & PWM	31	-	(5)	-	26
Total Fixed Income	1,901	35	285	-	2,221
Total Assets Under Management	$43,063	$(3,897)	$(4,218)	$(594)	$34,354

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended
	December 31,
	2018	2017

Investment advisory and incentive fees	$72,035	$87,763
Distribution fees and other income	8,942	10,903
Total revenues	80,977	98,666

Compensation costs	11,304 (a)	36,536
Distribution costs	9,319	11,074
Other operating expenses	6,447	7,321
Total expenses	27,070	54,931

Operating income before management fee	53,907	43,735

Investment income / (loss)	(16,391)	833
Loss on extinguishment of debt	-	(3,300)
Interest expense	(644)	(1,891)
Shareholder-designated contribution	(4,787)	(280)
Other expense, net	(21,822)	(4,638)

Income before management fee and income taxes	32,085	39,097
Management fee expense	1,449 (a)	4,211
Income before income taxes	30,636	34,886
Income tax expense	7,299	21,391
Net income attributable to GAMCO Investors, Inc.	$23,337	$13,495

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.82	$0.46

Diluted	$0.81	$0.46

Weighted average shares outstanding:
Basic	28,611	29,103

Diluted	28,636	30,336

Actual shares outstanding (b)	28,982	28,974

Notes:
(a) CEO waiver reduced compensation costs by $13,063 and management fee expense by $1,902.
(b) Includes 427,650 and 19,400 of RSAs, respectively.

See GAAP to non-GAAP reconciliation on page 8.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Year Ended
	December 31,
	2018	2017

Investment advisory and incentive fees	$302,651	$316,705
Distribution fees and other income	38,804	43,819
Total revenues	341,455	360,524

Compensation costs	83,768 (a)	134,170
Distribution costs	39,194	44,447
Other operating expenses	22,692	23,221
Total expenses	145,654	201,838

Operating income before management fee	195,801	158,686

Investment income / (loss)	(22,932)	5,465
Loss on extinguishment of debt	-	(3,300)
Interest expense	(3,525)	(10,160)
Shareholder-designated contribution	(5,671)	(4,137)
Other expense, net	(32,128)	(12,132)

Income before management fee and income taxes	163,673	146,554
Management fee expense	9,014 (a)	13,666
Income before income taxes	154,659	132,888
Income tax expense	37,463	55,079
Net income attributable to GAMCO Investors, Inc.	$117,196	$77,809

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$4.08	$2.68

Diluted	$4.07	$2.60

Weighted average shares outstanding:
Basic	28,744	28,980

Diluted	28,777	30,947

Actual shares outstanding (b)	28,982	28,974

Notes:
(a) CEO waiver reduced compensation costs by$46,607 and management fee expense by $9,889.
(b) Includes 427,650 and 19,400 of RSAs, respectively.

See GAAP to non-GAAP reconciliation on page 8.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2018					2017
	1st	2nd	3rd	4th		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$87,497	$87,193	$85,788	$80,977	$341,455	$85,917	$87,600	$88,341	$98,666	$360,524

Expenses	41,607	44,338	32,639	27,070	145,654	41,310	45,584	60,013	54,931	201,838

Operating income before
management fee	45,890	42,855	53,149	53,907	195,801	44,607	42,016	28,328	43,735	158,686

Investment income/(loss)	(4,855)	2,111	(3,797)	(16,391)	(22,932)	509	537	3,586	(2,467)	2,165
Interest expense	(1,200)	(922)	(759)	(644)	(3,525)	(2,832)	(2,749)	(2,688)	(1,891)	(10,160)
Shareholder-designated contribution	-	(176)	(708)	(4,787)	(5,671)	-	-	(3,857)	(280)	(4,137)
Other income/(expense), net	(6,055)	1,013	(5,264)	(21,822)	(32,128)	(2,323)	(2,212)	(2,959)	(4,638)	(12,132)

Income before management
fee and income taxes	39,835	43,868	47,885	32,085	163,673	42,284	39,804	25,369	39,097	146,554
Management fee expense	4,634	1,482	1,449	1,449	9,014	2,164	2,356	4,935	4,211	13,666
Income before income taxes	35,201	42,386	46,436	30,636	154,659	40,120	37,448	20,434	34,886	132,888
Income tax expense	7,940	10,804	11,420	7,299	37,463	15,300	14,554	3,834	21,391	55,079
Net income attributable to
GAMCO Investors, Inc.	$27,261	$31,582	$35,016	$23,337	$117,196	$24,820	$22,894	$16,600	$13,495	$77,809

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic	$0.94	$1.10	$1.22	$0.82	$4.08	$0.86	$0.79	$0.57	$0.46	$2.68

Diluted	$0.94	$1.10	$1.22	$0.81	$4.07	$0.82	$0.76	$0.55	$0.46	$2.60

Weighted average shares outstanding:
Basic	28,916	28,777	28,677	28,611	28,744	28,970	28,896	28,926	29,103	28,980

Diluted	28,916	28,819	28,739	28,636	28,777	31,160	31,100	31,173	30,336	30,947

Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	45,890	42,855	53,149	53,907	195,801	44,607	42,016	28,328	43,735	158,686
Deduct: management fee expense	4,634	1,482	1,449	1,449	9,014	2,164	2,356	4,935	4,211	13,666
Operating income	$41,256	$41,373	$51,700	$52,458	$186,787	$42,443	$39,660	$23,393	$39,524	$145,020

Operating margin before
management fee	52.4%	49.1%	62.0%	66.6%	57.3%	51.9%	48.0%	32.1%	44.3%	44.0%
Operating margin after
management fee	47.2%	47.4%	60.3%	64.8%	54.7%	49.4%	45.3%	26.5%	40.1%	40.2%

Notes on Non-GAAP Financial Measures:
Operating income before management fee is used by management to evaluate its business operations. We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the "Company") as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company's proprietary investment portfolio and interest expense.

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	December 31,	December 31,
	2018	2017

ASSETS

Cash and cash equivalents	$41,202	$17,821
Investments	33,789	36,790
Receivable from brokers	3,423	1,578
Other receivables	31,135	45,621
Deferred tax asset and income tax receivable	15,001	15,615
Other assets	10,062	10,861

Total assets	$134,612	$128,286

LIABILITIES AND EQUITY

Payable to brokers	$112	$14,926
Income taxes payable and deferred tax liabilities	2,388	3,128
Compensation payable (a)	53,993	82,907
Accrued expenses and other liabilities	44,341	34,454
Sub-total	100,834	135,415

5.875% Senior notes (due June 1, 2021)	24,168	24,144
4% PIK note (due November 30, 2020)	-	50,000
1.6% AC Note (due February 28, 2018)	-	15,000
Total debt	24,168	89,144
Total liabilities	125,002	224,559

GAMCO Investors, Inc.'s stockholders' equity (deficit)	9,610	(96,273)

Total liabilities and equity	$134,612	$128,286

(a) Excludes $11.3 million and $59.0 million of DCCA expense that is not yet recorded under GAAP as of
December 31, 2018 and December 31, 2017, respectively.

Non-GAAP information and reconciliation:

GAMCO’s non-GAAP measures include adjusted operating income, adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share.  GAMCO’s calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation.  As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods to understand operating performance without regard to items that we do not consider to be a component of our core operating performance.  Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes.  For these reasons we believe these non-GAAP measures are useful for our investors.

Adjusted operating income, adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share can be used by investors to review our results on a consistent basis.  Examples of adjustments to these measures include the GAAP impact of the 2016 Deferred Cash Compensation Agreement (“DCCA”), First Half 2017 DCCA, and the Fourth Quarter 2017 DCCA that were put in place to enable the Company to more quickly pay down its debt.

The following tables reconcile adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per share to their closest GAAP equivalent:

	For the three months ended December 31, 2018
		Impact of
	Reported	Fourth Quarter	Impact of
	GAAP	2017 DCCA	2016 DCCA	Adjusted

Total revenues	$80,977	$-	$-	$80,977

Compensation costs	11,304	1,236	8,978	21,518
Distribution costs	9,319	-	-	9,319
Other operating expenses	6,447	-	-	6,447
Total expenses	27,070	1,236	8,978	37,284

Operating income before management fee	53,907	(1,236)	(8,978)	43,693

Other income/(expense), net	(21,822)	-	-	(21,822)

Income before management fee and income taxes	32,085	(1,236)	(8,978)	21,871
Management fee expense	1,449	(419)	(1,030)	-
Income before income taxes	30,636	(817)	(7,948)	21,871
Income tax expense	7,299	(204)	(1,987)	5,108
Net income attributable to GAMCO Investors, Inc.	$23,337	$(613)	$(5,961)	$16,763

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.82	$(0.02)	$(0.21)	$0.59
Diluted	$0.81	$(0.02)	$(0.21)	$0.59

Reconciliation of non-GAAP financial measures to GAAP:

Operating income before management fee	$53,907	$(1,236)	$(8,978)	$43,693
Deduct: management fee expense	(1,449)	419	1,030	-
Operating income	$52,458	$(817)	$(7,948)	$43,693

	For the three months ended December 31, 2017

	Reported	Fourth Quarter	First Half
	GAAP	2017 DCCA	2017 DCCA	2016 DCCA	Adjusted

Total revenues	$98,666	$-	$-	$-	$98,666

Compensation costs	36,536	10,318	(4,771)	(3,148)	38,935
Distribution costs	11,074	-	-	-	11,074
Other operating expenses	7,321	-	-	-	7,321
Total expenses	54,931	10,318	(4,771)	(3,148)	57,330

Operating income before management fee	43,735	(10,318)	4,771	3,148	41,336

Other expense, net	(4,638)	-	-	-	(4,638)

Income before management fee and income taxes	39,097	(10,318)	4,771	3,148	36,698
Management fee expense	4,211	1,064	(891)	(715)	3,669
Income before income taxes	34,886	(11,382)	5,662	3,863	33,029
Income tax expense	21,391	(4,325)	2,152	1,468	20,686
Net income attributable to GAMCO Investors, Inc.	$13,495	$(7,057)	$3,510	$2,395	$12,343

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.46	$(0.24)	$0.12	$0.08	$0.42
Diluted	$0.46	$(0.23)	$0.12	$0.08	$0.42

Reconciliation of non-GAAP financial measures to GAAP:

Operating income before management fee	$43,735	$(10,318)	$4,771	$3,148	$41,336
Deduct: management fee expense	(4,211)	(1,064)	891	715	(3,669)
Operating income	$39,524	$(11,382)	$5,662	$3,863	$37,667

	For the year ended December 31, 2018
		Impact of	Impact of
	Reported	Fourth Quarter	First Half	Impact of
	GAAP	2017 DCCA	2017 DCCA	2016 DCCA	Non-GAAP

Total revenues	$341,455	$-	$-	$-	$341,455

Compensation costs	83,768	(3,210)	(2,335)	9,113	87,336
Distribution costs	39,194	-	-	-	39,194
Other operating expenses	22,692	-	-	-	22,692
Total expenses	145,654	(3,210)	(2,335)	9,113	149,222

Operating income before management fee	195,801	3,210	2,335	(9,113)	192,233

Other expense, net	(32,128)	-	-	-	(32,128)

Income before management fee and income taxes	163,673	3,210	2,335	(9,113)	160,105
Management fee expense	9,014	(1,676)	(1,401)	(4,120)	1,817
Income before income taxes	154,659	4,886	3,736	(4,993)	158,288
Income tax expense	37,463	1,222	934	(1,249)	38,370
Net income attributable to GAMCO Investors, Inc.	$117,196	$3,664	$2,802	$(3,744)	$119,918

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$4.08	$0.13	$0.10	$(0.13)	$4.17
Diluted	$4.07	$0.13	$0.10	$(0.13)	$4.17

	For the year ended December 31, 2017

	Reported	Fourth Quarter	First Half
	GAAP	2017 DCCA	2017 DCCA	2016 DCCA	Adjusted

Total revenues	$360,524	$-	$-	$-	$360,524

Compensation costs	134,170	10,318	9,619	(12,322)	141,785
Distribution costs	44,447	-	-	-	44,447
Other operating expenses	23,221	-	-	-	23,221
Total expenses	201,838	10,318	9,619	(12,322)	209,453

Operating income before management fee	158,686	(10,318)	(9,619)	12,322	151,071

Other expense, net	(12,132)	-	-	-	(12,132)

Income before management fee and income taxes	146,554	(10,318)	(9,619)	12,322	138,939
Management fee expense	13,666	1,064	1,775	(2,887)	13,618
Income before income taxes	132,888	(11,382)	(11,394)	15,209	125,321
Income tax expense	55,079	(4,325)	(4,442)	5,818	52,130
Net income attributable to GAMCO Investors, Inc.	$77,809	$(7,057)	$(6,952)	$9,391	$73,191

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$2.68	$(0.24)	$(0.24)	$0.32	$2.53
Diluted	$2.60	$(0.23)	$(0.22)	$0.30	$2.45

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy, the effects of the Tax Cuts and Jobs Act, and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations, and the ongoing impacts of the Tax Cuts and Jobs Act with respect to tax rates and the non-deductibility of certain portions of NEO compensation. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.